UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 2, 2003

YAK COMMUNICATIONS (USA), INC.

(Exact name of registrant as specified in its charter)

Florida	0-33471	98-0203422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 Town Centre Court, Suite 610 Toronto, Ontario, Canada M1P 4X4
(Address of principal executive offices) (Zip Code)

(416) 296-7111

(Registrant’s telephone number including area code)

Item 2.    Acquisition or Disposition of Assets

On July 2, 2003, Yak Communications (Canada) Inc., the Company’s wholly-owned subsidiary (“Yak Canada”), acquired Contour Telecom Inc. and Argos Telecom Inc. from Allstream Inc., formerly AT&T Canada Corp., pursuant to the terms and conditions of a Share and Debt Purchase Agreement. A copy of the Share and Debt Purchase Agreement is included in this report as Exhibit 99.1. The aggregate purchase price paid by Yak Canada is approximately $4,500,000.

On July 7, 2003, the Company issued a press release announcing the purchase of Contour Telecom Inc. and Argos Telecom Inc.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1—Share and Debt Purchase Agreement, dated as of May 5, 2003, by and among Yak Communications (Canada) Inc., AT&T Canada Corp. and AT&T Canada Ltd.

Exhibit 99.2—Yak Communications (USA), Inc. Press Release dated July 7, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAK COMMUNICATIONS (USA), INC.

July 15, 2003	By:	/s/ Charles Zwebner
Charles Zwebner, President, Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description of Document

99.1	Share and Debt Purchase Agreement, dated as of May 5, 2003, by and among Yak Communications (Canada) Inc., AT&T Canada Corp. and AT&T Canada Ltd.

99.2	Yak Communications (USA), Inc. Press Release dated July 7, 2003.

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